UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund

Ticker Symbol: (GDIIX)

ANNUAL REPORT

OCTOBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (877) 5GENTER or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (877) 5GENTER if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

RNC Genter Dividend Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

RNC Genter Dividend Income Fund

October 31, 2019

The RNC Genter Dividend Income fund posted another year of positive performance during the fiscal year ending October 31st, 2019. The fund returned 11.30% over the past twelve months. During the same period, the fund’s primary benchmark, the Russell 1000 Value1, returned 11.21% and the secondary benchmark, the MSCI US Investable Market High Dividend Yield Index2, returned 11.71%. The broad market S&P 500 Index3 returned 14.33% over the same period.

The strongest contributor to returns was our stock selection within Energy. The fund’s Energy holdings outperformed the Russell 1000 Value energy returns by more than 10%. The fund also had strong returns within the Technology, Industrial, and Communication Services sectors.

The fund overweight sectors were Energy, Technology, Communication Services and Healthcare. We feel this is a balanced approach to sector positioning. The Energy securities offered higher dividend yields along with having cyclical characteristics. Our Technology stocks offered strong dividend growth and participation in one of the faster growing areas of the economy. Our holdings within Communication Services and Healthcare lowered the economic cycle risk of the portfolio, with high dividends while trading at lower than historical valuations.

The strongest overall return over the past year came from our holding in the utility sector, as the yield on the 10 Year Treasury has fallen almost 1.5% over the last 12 months. Utilities have historically performed well when Treasury yields fall as investors tend to flock to their potential for higher yields and safer business models. Additionally, U.S. utilities are almost exclusively domestic businesses that have less exposure to trade conflicts and currency fluctuations, two of the most significant risks in the market today.

During the year we increased our exposure to the Consumer Discretionary, Financial and Healthcare sectors. Previously we had an underweight consumer allocation and increasing the weight brought us close to in-line with the index. Consumer spending has been solid during the expansion and we feel this will continue as employment grows into 2020. Financial stocks, specifically banks, announced higher than anticipated capital return programs. We believe banks now offer compelling total shareholder return at lower than historical valuations. The Healthcare sector has been out of favor. Both side of the political aisle have put pressure on pharmaceutical companies to lower drug prices and Democratic Presidential candidates have proposed “Medicare for All” or a single payer healthcare system, both of which could put pressure on healthcare company’s earnings. While headline risk is abundant, we believe these measures have little chance of enactment or will be greatly watered down. As a result, the Healthcare sector has been selling at very low valuations while offering competitive dividend yields and strong potential upside.

The U.S. economy appears increasingly bifurcated. On the one hand, manufacturing has entered recessionary territory. On the other hand, consumer spending is steady, providing solid support for our overall economy.

The ISM (Institute of Supply Management), an indicator of overall manufacturing activity, has been in a downtrend and has now fallen below 50 (indicating contraction)4. The ongoing trade war with China and trade tensions in general have cast a shadow over business confidence, delaying orders and hiring. Without clarity concerning tax regimes and input costs, businesses are unwilling to make major commitments to new plant and equipment. This uncertainty has offset the efforts of the Fed to spur growth by lowering interest rates and expanding its balance sheet.

1

Over the decades, the U.S. manufacturing sector has diminished to account for only 11% of GDP (Gross Domestic Product) and one-sixth of the workforce5. The concern is that a prolonged slump in this sector could eventually spill over into the consumer sector which drives nearly 70% of GDP6.

Consumers are in good shape due to a strong job market, with the unemployment rate at a fifty year low and nominal wages increasing at over 5% year-over-year7. The savings rate is a robust 8% and consumer confidence remains at relatively high levels8. Even housing and auto sales have bumped up due to near record low interest rates. Lower rates also have led to an increase in mortgage refinancing which lower monthly payments, thus leaving more discretionary income for consumers to spend on goods and services.

As we weigh these two contrasting components of the economy, our conclusion is that the current industrial recession is not severe enough to overwhelm the much larger and more consistent consumption component and bring an end to this record long expansion. We expect 4th quarter GDP real growth of close to 2%, reinforcing our full year estimate of slightly over 2%.

Next year might be more problematic. The combination of slow global growth, still unresolved trade issues, impeachment proceedings, and a divisive presidential election could all have a negative impact on business as well as consumer sentiment. If nothing else, these concerns will add to overall uncertainty. Domestic growth is anticipated to slow to just below 2%, with the inflation rate of Core PCE (Personal Consumption Expenditures) upticking slightly to around 2%. While acknowledging the heightened risks to the U.S. economy, we are still of the opinion that there is no end in sight to this record long expansion. Admittedly growth is slowing, but we see a low probability of an outright recession in 2020. This should provide a solid base for corporate earnings and the U.S. equity market.

Rocky Barber, CFA

David Klatt, CFA

RNC Dividend Income Fund Portfolio Managers

The views in this letter were as of October 31st, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which will be more susceptible to negative events affecting those sectors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

[1]	The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. An investor cannot invest directly in an index.

[2]	The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. An investor cannot invest directly in an index.

2

[3]	The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities. An investor cannot invest directly in an index.
[4]	Institute for Supply Management, October 1st 2019
[5]	Bureau of Economic Analysis, October 30th 2019
[6]	Bureau of Economic Analysis, October 30th 2019
[7]	Federal Reserve Bank of Atlanta, November 7th 2019
[8]	Bureau of Economic Analysis, October 31st 2019

3

RNC Genter Dividend Income Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 100 companies with lower price-to-book ratios and lower expected growth values. The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	10 Years
RNC Genter Dividend Income Fund	11.30%	8.13%	10.84%
Russell 1000 Value Index	11.21%	7.61%	11.96%
MSCI US Investable Market High Dividend Yield Index	11.71%	9.57%	13.73%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund were 2.43% and 1.25%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

4

RNC Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 93.1%
	COMMUNICATIONS — 12.1%
21,400	AT&T, Inc.	$823,686
9,200	Cisco Systems, Inc.	437,092
5,500	Omnicom Group, Inc.	424,545
9,200	Verizon Communications, Inc.	556,324
		2,241,647
	CONSUMER, CYCLICAL — 5.3%
5,600	Genuine Parts Co.	574,448
1,700	Home Depot, Inc.	398,786
		973,234
	CONSUMER, NON-CYCLICAL — 24.8%
9,750	AbbVie, Inc.	775,612
8,700	Altria Group, Inc.	389,673
2,200	Amgen, Inc.	469,150
12,300	Bristol-Myers Squibb Co.	705,651
10,800	CVS Health Corp.	717,012
3,000	Eli Lilly & Co.	341,850
8,100	General Mills, Inc.	411,966
3,000	Johnson & Johnson	396,120
4,500	Philip Morris International, Inc.	366,480
		4,573,514
	ENERGY — 13.6%
5,400	Chevron Corp.	627,156
6,900	Phillips 66	806,058
7,300	Royal Dutch Shell PLC - Class A - ADR[1]	423,181
12,600	TOTAL S.A. - ADR[1]	663,138
		2,519,533
	FINANCIAL — 20.1%
8,100	BB&T Corp.	429,705
955	BlackRock, Inc.	440,924
9,700	Citigroup, Inc.	697,042
5,800	JPMorgan Chase & Co.	724,536
9,900	MetLife, Inc.	463,221
9,000	Morgan Stanley	414,450
10,400	Wells Fargo & Co.	536,952
		3,706,830
	INDUSTRIAL — 6.6%
1,900	Lockheed Martin Corp.	715,692
4,300	United Parcel Service, Inc. - Class B	495,231
		1,210,923

5

RNC Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY — 7.6%
1,670	Broadcom, Inc.	$489,060
1,900	Microsoft Corp.	272,403
12,300	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	635,049
		1,396,512
	UTILITIES — 3.0%
18,800	CenterPoint Energy, Inc.	546,516
	TOTAL COMMON STOCKS (Cost $13,411,458)	17,168,709
	EXCHANGE-TRADED FUNDS — 2.6%
4,600	Consumer Staples Select Sector SPDR Fund ETF	281,336
11,800	iShares U.S. Oil Equipment & Services ETF	198,358
	TOTAL EXCHANGE-TRADED FUNDS (Cost $492,397)	479,694
	SHORT-TERM INVESTMENTS — 4.3%
795,521	Fidelity Investments Money Market Treasury Portfolio - Institutional, 1.676%[2]	795,521
	TOTAL SHORT-TERM INVESTMENTS (Cost $795,521)	795,521

	TOTAL INVESTMENTS — 100.0% (Cost $14,699,376)	18,443,924

	Other Assets in Excess of Liabilities — 0.0%	1,338
	TOTAL NET ASSETS — 100.0%	$18,445,262

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

6

RNC Genter Dividend Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	24.8%
Financial	20.1%
Energy	13.6%
Communications	12.1%
Technology	7.6%
Industrial	6.6%
Consumer, Cyclical	5.3%
Utilities	3.0%
Total Common Stocks	93.1%
Exchange-Traded Funds	2.6%
Short-Term Investments	4.3%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

7

RNC Genter Dividend Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2019

Assets:
Investments, at value (cost $14,699,376)	$18,443,924
Receivables:
Dividends and interest	45,203
Prepaid expenses	6,284
Total Assets	18,495,411

Liabilities:
Payables:
Fund shares redeemed	3,304
Advisory fees	392
Distribution fees (Note 7)	3,805
Auditing fees	18,400
Fund administration fees	7,347
Chief Compliance Officer fees	3,151
Trustees' deferred compensation (Note 3)	2,985
Transfer agent fees and expenses	2,733
Custody fees	1,763
Trustees' fees and expenses	300
Accrued other expenses	5,969
Total Liabilities	50,149

Net Assets	$18,445,262

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$13,593,912
Total distributable earnings	4,851,350
Net Assets	$18,445,262

Shares of beneficial interest issued and outstanding	1,056,561
Net asset value per share	$17.46

See Accompanying Notes to Financial Statements.

8

RNC Genter Dividend Income Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $12,836)	$581,055
Interest	9,858
Total investment income	590,913

Expenses:
Advisory fees	144,057
Fund administration fees	53,883
Distribution fees (Note 7)	40,023
Registration fees	26,755
Auditing fees	18,381
Transfer agent fees and expenses	15,512
Chief Compliance Officer fees	14,335
Legal fees	12,207
Custody fees	9,607
Shareholder reporting fees	7,959
Trustees' fees and expenses	7,944
Miscellaneous	5,400
Insurance fees	1,161
Total expenses	357,224
Advisory fees waived	(128,072)
Advisory fees waived voluntary waiver	(15,985)
Other expenses absorbed	(13,111)
Net expenses	200,056
Net investment income	390,857

Realized and Unrealized Gain:
Net realized gain on investments	1,057,443
Net change in unrealized appreciation/depreciation on investments	332,577
Net realized and unrealized gain	1,390,020

Net Increase in Net Assets from Operations	$1,780,877

See Accompanying Notes to Financial Statements.

9

RNC Genter Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$390,857	$327,997
Net realized gain on investments	1,057,443	1,412,048
Net change in unrealized appreciation/depreciation on investments	332,577	(980,291)
Net increase in net assets resulting from operations	1,780,877	759,754

Distributions to Shareholders:
From distributable earnings	(1,780,271)	(1,444,764)
Total distributions to shareholders	(1,780,271)	(1,444,764)

Capital Transactions:
Net proceeds from shares sold	5,158,338	1,905,032
Reinvestment of distributions	1,396,851	1,105,023
Cost of shares redeemed[1]	(3,499,742)	(3,248,893)
Net increase (decrease) in net assets from capital transactions	3,055,447	(238,838)

Total increase (decrease) in net assets	3,056,053	(923,848)

Net Assets:
Beginning of period	15,389,209	16,313,057
End of period	$18,445,262	$15,389,209

Capital Share Transactions:
Shares sold	317,513	103,824
Shares reinvested	92,408	59,975
Shares redeemed	(216,497)	(174,977)
Net increase (decrease) in capital share transactions	193,424	(11,178)

[1]	Net of redemption fee proceeds of $0 and $4, respectively.

See Accompanying Notes to Financial Statements.

10

RNC Genter Dividend Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.83	$18.66	$16.34	$15.78	$16.24
Income from Investment Operations:
Net investment income[1]	0.40	0.38	0.34	0.33	0.31
Net realized and unrealized gain (loss)	1.25	0.48	2.73	0.55	(0.17)
Total from investment operations	1.65	0.86	3.07	0.88	0.14

Less Distributions:
From net investment income	(0.38)	(0.37)	(0.33)	(0.32)	(0.29)
From net realized gain	(1.64)	(1.32)	(0.42)	-	(0.31)
Total distributions	(2.02)	(1.69)	(0.75)	(0.32)	(0.60)

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$17.46	$17.83	$18.66	$16.34	$15.78

Total return[3]	11.30%	4.43%	19.32%	5.68%	0.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,445	$15,389	$16,313	$14,824	$17,539

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.23%	2.43%	2.30%	2.43%	2.26%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.46%	0.86%	0.92%	0.87%	0.95%
After fees waived and expenses absorbed	2.44%	2.04%	1.97%	2.05%	1.96%

Portfolio turnover rate	36%	27%	29%	25%	40%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

11

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Note 1 – Organization

RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

12

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2016-2019 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2016, the Advisor has voluntarily agreed to waive 0.10% basis points of its management fee. The voluntary waiver will lower management fee from 0.90% to 0.80% of the Fund’s average daily assets until further notice. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until February 28, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended October 31, 2019, the Advisor waived all of its advisory fees $144,057 ($15,985 were voluntarily waived) and absorbed other expenses of $13,111. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor will not seek recoupment of any advisory fees it waives pursuant to the voluntary advisory fees waiver discussed above. At October 31, 2019, the amount of these potentially recoverable expenses was $480,617. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

13

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

2020	$166,408
2021	173,026
2022	141,183
Total	$480,617

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2019, are reported on the Statement of Operations.

14

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

Note 4 – Federal Income Taxes

At October 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,703,317

Gross unrealized appreciation	$3,803,794
Gross unrealized depreciation	(63,187)
Net unrealized appreciation	$3,740,607

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, there was no reclassification between financial and tax reporting.

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$45,429
Undistributed long-term capital gains	1,068,298
Accumulated earnings	1,113,727

Accumulated capital and other losses	(2,985)
Unrealized appreciation on investments	3,740,607
Total accumulated earnings	$4,851,349

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

Distribution paid from:	2019	2018
Ordinary income	$374,498	$311,529
Net long-term capital gains	1,405,773	1,133,235
Total taxable distributions	$1,780,271	$1,444,764

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2019 and the year ended October 31, 2018, the Fund received $0 and $4, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended October 31, 2019 purchases and sales of investments, excluding short-term investments, were $7,059,138 and $5,700,948 respectively.

15

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended October 31, 2019, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

16

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$17,168,709	$-	$-	$17,168,709
Exchange-Traded Funds	479,694	-	-	479,694
Short-Term Investments	795,521	-	-	795,521
Total Investments	$18,443,924	$-	$-	$18,443,924

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

17

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

The Fund declared the payment of a distribution to be paid, on December 19, 2019, to shareholders of record on December 18, 2019 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$ 1.00628	$ 0.00000	$ 0.02595

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the RNC Genter Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2019

19

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended October 31, 2019, the Fund designates $1,405,773 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

For the year ended October 31, 2019, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2019, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 5GENTER. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed- end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Investment Managers Series Trust, a registered investment company (includes 59 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

20

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed- end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed- end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co- administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed- end investment company.

21

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Maureen Quill [a]* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014); and President, 361 Social Infrastructure Fund (December 2019 – present).	1	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed- end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; and Treasurer, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016); and Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015); and Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

22

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

23

RNC Genter Dividend Income Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/1/2019	10/31/2019	5/1/2019 – 10/31/2019
Actual Performance	$1,000.00	$1,058.90	$6.48
Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

24

RNC Genter Dividend Income Fund

A series of Investment Managers Series Trust

Investment Advisor

RNC Genter Capital Management LLC

11601 Wilshire Boulevard

Twenty-fifth Floor

Los Angeles, California 90025

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 5GENTER.

RNC Genter Dividend Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-5GENTER.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$ 15,600	$ 15,450
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/9/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/9/20